Inventories	12 Months Ended
Dec. 31, 2011
Inventories [Abstract]
Inventories
6.	Inventories

Inventories consist of approximately 40% raw materials and supplies and 60% finished and semi-finished products at December 31, 2011 (41% and 59%, respectively, at December 31, 2010). Nucor's manufacturing process consists of a continuous, vertically integrated process from which products are sold to customers at various stages throughout the process. Since most steel products can be classified as either finished or semi-finished products, these two categories of inventory are combined.

If the FIFO method of accounting had been used, inventories would have been $763.2 million higher at December 31, 2011 ($620.4 million higher at December 31, 2010). During 2010 and 2009, inventory quantities at locations that value inventory using LIFO were reduced, resulting in a liquidation of LIFO inventory layers carried at lower costs that prevailed in prior years. The effect of the liquidations was to decrease cost of products sold by $30.4 million in 2010 and $81.5 million in 2009 (there was no liquidation of LIFO inventory layers in 2011). Use of the lower of cost or market method reduced inventories by $6.8 million at December 31, 2011 ($2.9 million at December 31, 2010).

Nucor has entered into supply agreements for certain raw materials, utilities and other items in the ordinary course of business. These agreements extend into 2028 and total approximately $7.80 billion at December 31, 2011.